UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2010

IR BIOSCIENCES HOLDINGS, INC.
(Exact name of registrant specified in charter)

Delaware	033-05384	13-3301899
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8777 E. Via de Ventura, Suite 280, Scottsdale, Arizona 85258
(Address of principal executive offices)  (Zip Code)

(480) 922-3926
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 19, 2010 IR BioSciences Holdings, Inc. (the “Company”) entered into a Letter Amendment Agreement with YA Global Investments, L.P. (“YA Global”) to amend a secured convertible debenture dated January 3, 2008 (as amended by Amendment No. 1 to Secured Convertible Debentures, dated July 18, 2008 and Amendment No. 2 to Secured Convertible Debenture due December 31, 2010, dated August 7, 2008) and subsequently a secured convertible debenture dated June 12, 2008 (as amended by Amendment No. 1 to Secured Convertible Debentures, dated July 18, 2008 and Amendment No. 2 to Secured Convertible Debenture due May 31, 2011, dated August 7, 2008) (collectively, the “Principal Debentures”).  In addition, the Letter Amendment Agreement amends, restates and consolidates into one debenture all 0% Interest Convertible Debentures issued quarterly beginning September 30, 2008 through June 30, 2010 (the “Interest Debenture”) and amends the January 2008 Warrant and the August 2008 Warrant.

The Company and YA Global have agreed to: (i) amend the January 2008 Debenture and the June 2008 Debenture to change the Maturity Dates to December 31, 2011; (ii) increase the annual interest rate from 10.0% to 13.0%; (iii) eliminate the $1,500,000 optional redemption provision; (iv) reduce the Conversion Price; (v) lower the exercise price of the January 2008 and August 2008 warrants to a range between $0.13 and $0.45; and, (vi) require the Company pay a monthly amount of $42,000 in cash, stock or a combination thereof to YA Global as a reduction of outstanding debt obligation. In respect to the January 2008 Debenture and the June 2008 Debenture, the “Conversion Price” in effect on any Conversion Date (a) prior to the occurrence of any Triggering Event, shall be (i) for the first $1,500,000 converted, $0.13, and (ii) for the remaining $500,000 converted, $0.17; and (b) following the occurrence of any Triggering Event, shall be eighty percent (80%) of the lowest daily Volume Weighted Average Price for the thirty (30) Trading Days immediately prior to the applicable Conversion Date.  In respect of the June 2008 Debenture, the “Conversion Price” in effect on any Conversion Date (a) prior to the occurrence of any Triggering Event, shall be (i) for the first $500,000 converted, $0.17, and (ii) for the remaining $500,000 converted, $0.22; and (b) following the occurrence of any Triggering Event, shall be eighty percent (80%) of the lowest daily Volume Weighted Average Price for the thirty (30) Trading Days immediately prior to the applicable Conversion Date.  In respect of the Interest Debenture, the “Conversion Price” in effect on any Conversion Date (a) prior to the occurrence of any Triggering Event, shall be in a range of $0.25 to $0.45; (b) following the occurrence of any Triggering Event, shall be eighty percent (80%) of the lowest daily Volume Weighted Average Price for the thirty (30) Trading Days immediately prior to the applicable Conversion Date.

On each applicable Installment Date, the Company shall pay to the Holder of this Debenture the Installment Amount due on such date by converting such Installment Amount into shares of Common Stock of the Company at the lowest Conversion Price then available with respect to such Common Stock, provided that there is not then an Equity Conditions Failure (a “Company Conversion”); provided, however, that the Company may, at its option following notice to the Holder, redeem such Installment Amount (a “Company Redemption”) or by any combination of a Company Conversion and a Company Redemption so long as all of the outstanding applicable Installment Amount shall be converted and/or redeemed by the Company on the applicable Installment Date. So long as no Event of Default has occurred and is continuing and the Company has paid to the Holder of this Debenture the Installment Amount on each applicable Installment Date, the Holder shall not convert any portion of this Debenture during the calendar month immediately following the applicable Installment Date.

The January 2008 Debentures and the June 2008 Debentures were sold pursuant to a securities purchase agreement dated as of January 3, 2008 (the “Agreement”) (as amended by Amendment No. 1 to Secured Convertible Debentures, dated July 18, 2008 and Amendment No. 2 to Secured Convertible Debenture Due December 31, 2010, dated August 7, 2008) providing for the issuance of (i) convertible debentures in an aggregate principal amount up to $3,000,000 (collectively, the “Convertible Debentures”) which are convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”), and (ii) warrants (the “Warrants”) to purchase 1,500,000 shares of Common Stock (the “Warrant Shares”). The initial closing of the Agreement occurred on January 3, 2008, at which time the Company sold to YA Global $2 million of the Debentures and the Warrants, and on June 12, 2008 the Company exercised its option to sell and issue to YA Global an additional $1 million of the Debentures.

The summary of the Letter Amendment Agreement set forth above do not purport to be a complete statement of the terms of these documents.  This summary is qualified in its entirety by reference to the full text of Letter Amendment Agreement and the Amended, Restated and Consolidated Interest Convertible Debenture the Letter Agreement and the Amended Interest Convertible Debenture attached to this report as Exhibits 10.1 and 4.1, respectively, the Convertible Debenture attached as Exhibit 4.1, the Common Stock Purchase Warrant attached as Exhibit 4.2, the Agreement attached as Exhibit 10.1, the Guaranty Agreement attached as Exhibit 10.2, the Security Agreement attached as Exhibit 10.3 and the Patent Security Agreement attached as Exhibit 10.4, all to the report on Form 8-K filed on January 9, 2008 and all of which is incorporated herein by this reference.

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE.  ANY SECURITIES SOLD IN AS DESCRIBED ABOVE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
4.1	Amendment Number 3 to 8% Secured Convertible Debenture in the amount of $2,000,000 and $1,000,000, issued to YA Global Investments, L.P., dated January 3, 2008 and June 12, 2008, respectively.
4.2	Amended, Restated and Consolidated Interest Convertible Debenture due December 31, 2011, issued to YA Global Investments, L.P., dated July 19, 2010
4.3	Amendment to Common Stock Purchase Warrant, issued to YA Global Investments, L.P., dated January 3, 2008 and August 7, 2008, respectively.
10.1	Letter Amendment Agreement dated July 19, 2010 between the Company and YA Global.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: July 23, 2010	By:	/s/ Michael K. Wilhelm
Michael K. Wilhelm
President and Chief Executive Officer (Duly Authorized Officer)

EXHIBIT INDEX

Number	Description
4.1	Amendment Number 3 to 8% Secured Convertible Debenture in the amount of $2,000,000 and $1,000,000, issued to YA Global Investments, L.P., dated January 3, 2008 and June 12, 2008, respectively.
4.2	Amended, Restated and Consolidated Interest Convertible Debenture due December 31, 2011, issued to YA Global Investments, L.P., dated July 19, 2010
4.3	Amendment to Common Stock Purchase Warrant, issued to YA Global Investments, L.P., dated January 3, 2008 and August 7, 2008, respectively.
10.1	Letter Amendment Agreement dated July 19, 2010 between the Company and YA Global